bioAffinity TECHNOLOGIES

NASDAQ: BIAF / BIAFW

Company Presentation

CyPath Lung

Noninvasive, Accurate Lung Cancer Detection

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation and statements by management or other persons acting by or on behalf of bioAffinity Technologies made in connection with this presentation constitute "forward-looking statements" within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are neither historical facts nor assurances of future performance. Because forward-looking statements relate to the future, they are inherently subject to significant known and unknown risks, uncertainties and other factors that are difficult to predict and are beyond the control of bioAffinity Technologies. The actual results, level of activity, performance or achievements of bioAffinity Technologies may be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

Forward-looking statements generally are accompanied by words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "expect," "should," "would," "plan," "future," "outlook," and similar expressions that predict or indicate future events or trends. All statements that are not statements of historical matters are forward-looking statements.

The forward-looking statements made in this presentation are based on bioAffinity Technologies' current assumptions and judgments regarding future events and results. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of bioAffinity Technologies. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied upon as, a guarantee, an assurance, a prediction or a definitive statement of fact, probability or outcome and should be read in conjunction with statements that are included herein and elsewhere, including the risk factors included in bioAffinity Technologies' most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q and Current Reports on Form 8-K filed with the Securities and Exchange Commission. Except as required by law, bioAffinity Technologies undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise.

bioAffinity TECHNOLOGIES

Lung Cancer Is A Global Problem and Large Market



Most common cancer and leading cause of cancer-related deaths

- 2.48 million new cases of lung cancer worldwide in 2022, with 1.8 million deaths annually[1]
  - An estimated **19.3 million Americans** should have annual lung cancer screening, according to the American Cancer Society[2]
  - Up to ~**34 million people in the European Union** were at high risk for lung cancer in 2018[3]
  - **China reported 1,060,600 new cases** of lung cancer in 2022[4]

Lung cancer diagnostic market is ever increasing

- Estimated at **$20 billion in 2023** and projected to reach **$38 billion by 2034**
  - CAGR of 7.23% over 2025-2033[5]

1. The Cancer Atlas, Third Edition, American Cancer Society (ACS), World Health Organization (WHO) and The Union for International Cancer Control (UICC); https://canceratlas.cancer.org/the-burden/lung-cancer/ and Global cancer statistics 2022: GLOBOCAN estimates of incidence and mortality worldwide for 36 cancers in 185 countries https://acsjournals.onlinelibrary.wiley.com/doi/10.3322/caac.21834 2. NBC News. "Lung cancer screening guidelines: Quit smoking, annual test." NBC News Health. Accessed Nov. 2023. https://nbcnews.to/3QmWv6w 3. Lung Cancer Burden in EU. European Union Joint Research Centre. Jan. 2021. https://bit.ly/EUStats and Estimation of the adult population at high risk of developing lung cancer in the European Union, Cancer Epidemiology, https://doi.org/10.1016/j.canep.2018.10.007 4. Cancer incidence and mortality in China, 2022, Journal of the National Cancer Center, https://doi.org/10.1016/j.jncc.2024.01.006 5. Research and Markets https://www.researchandmarkets.com/reports/5941158/lung-cancer-diagnostics-market-size-share

bioAffinity TECHNOLOGIES

Early Detection of Lung Cancer Saves Lives

92% of Stage I patients survive 10 years if treated within 1 month of diagnosis[1]

Accurate, early cancer detection can lead to

- Curative treatment
- Long-term survival
- Improving the positive predictive value of screening



In 2025, less than **30%** of patients survived 5 years[2]

- Most patients are diagnosed with late-stage (Stages III-IV) when survival is much lower[2]

1. Survival of patients with stage I lung cancer detected on CT screening, NEJM, October 26, 2006, https://www.nejm.org/doi/full/10.1056/NEJMoa060476
2. American Lung Association, State of Lung Cancer 2025, State of Lung Cancer 2025

Improving Lung Health by Tackling the Most Difficult Problem First: Detecting Lung Cancer with *Noninvasive* CyPath Lung

Growing Platform Technology

- Our commercial noninvasive lung cancer test is the **first in a pipeline** that includes development of companion diagnostics for asthma and chronic obstructive pulmonary disease (COPD)

92% Sensitivity[1] 87% Specificity[1] 99% Negative Predictive Value[1] 88% Accuracy[1]

- CyPath® Lung has demonstrated **high sensitivity and specificity** in detecting lung cancer in people with small, indeterminate pulmonary nodules*

Proprietary AI Analysis of Flow Cytometry Data

- **AI-driven algorithm** analyzes complex flow cytometric data from patient sputum samples
- Profiles the lung microenvironment to differentiate between patients with or without lung cancer

Patient-friendly / Physician-focused

- **At-home collection** (no needles, no blood) with results 3 days after sample arrives at lab.

*Nodules detected by low-dose computed tomography. Test performance for patients with pulmonary nodules less than 20 mm also resulted in 88% accuracy, 95% Area Under the Curve; 95% Confidence Interval; 99% Negative Predictive Value, 44% Positive Predictive Value.

1. Lemieux ME, Detection of early-stage lung cancer in sputum using automated flow cytometry and machine learning. *Respir Res.* 2023;24(1):23. doi:10.1186/s12931-023-02327-3

bioAffinity TECHNOLOGIES

CyPath Lung in Action: Patient Case Studies*

Patient Case Studies Demonstrate CyPath® Lung Finds Cancer at Curative Stage 1A; Averts Risky Procedures

“**Gloria**” case: CyPath® Lung returned a “likely” malignancy result for a patient with **Stage 1A** mucinous adenocarcinoma later confirmed by biopsy. PET scan and serum markers were non-diagnostic. Patient is doing well after surgery.

“**Paula**” case: CyPath® Lung returned a “likely” result for a patient with a **Stage 1A** neuroendocrine tumor later confirmed by biopsy. Bronchoscopy and a non-diagnostic PET scan missed the cancer. These rare tumors can be difficult to diagnose. Patient is doing well after surgery.

“**James**” case: CyPath® Lung returned an “unlikely” result in an 85-year-old at high risk for lung cancer from heavy tobacco use and asbestos exposure. The result supported delaying invasive testing, sparing the patient a high-risk biopsy. The **pulmonary nodules resolved** on follow-up.

*Patient names are changed to protect privacy

Gloria: https://www.cypathlung.com/wp-content/uploads/2025/08/CyPath_case-study_Gloria_Stage-1A.pdf
Paula: https://www.cypathlung.com/wp-content/uploads/2025/08/CyPath_case-study_Paula_Stage-1A.pdf
James: https://www.cypathlung.com/wp-content/uploads/2025/08/BIO25_1012_R6_CP-25011-CyPath-Lung-Case-Study-Leavebehind_JAMES.pdf

CyPath Lung in Action: Patient Case Studies*

Case Studies Demonstrate Cancer Detection In Surveillance Period; Earlier Detection of Malignant Ground Glass Nodule

“**Joan**” case: **Surveillance** in high-risk survivors is challenging. CyPath® Lung returned a “likely” result during monitoring after initial lung cancer treatment, leading to a confirming biopsy and treatment for a new second lung cancer.

“**Carol**” case: CyPath® Lung is a **useful tool after treatment** for lung and non-lung primary cancers. A “likely” result for a new pulmonary nodule discovered post-treatment for breast and lung cancer led to a mammogram, biopsy and treatment for recurrent breast cancer metastatic to the lung.

“**Helen**” case: CyPath® Lung returned a “likely” result for incidentally detected **ground glass nodules** with no suspicious characteristics on imaging. The result led to **early diagnosis** and treatment, avoiding 3-5 years of “watchful waiting.”

*Patient names are changed to protect privacy

Joan: https://www.cypathlung.com/wp-content/uploads/2025/08/BIO25_1013_R7_CP-25012-CyPath-Lung-Case-Study-Leavebehind_JOAN.pdf

Carol: https://www.cypathlung.com/wp-content/uploads/2025/08/BIO25_1014_R6_CP-25013-CyPath-Lung-Case-Study-Leavebehind_CAROL.pdf

Helen: https://www.cypathlung.com/wp-content/uploads/2025/10/CyPath_case-study_Helen_ground-glass_FINAL.pdf

bioAffinity TECHNOLOGIES

CyPath Lung Compares Favorably to Standards of Care

Proven Clinical Utility To Help Detect Lung Cancer Noninvasively

Lung Cancer Diagnostic Procedure or Test	Sensitivity	Specificity
CyPath® Lung[1] (individuals at high risk with nodules <20mm)	**92%**	**87%**
FDG PET imaging[2] (individuals with suspicious lung nodules)	89%	75%
Bronchoscopy[3] (individuals with suspicious lung nodules)	88%	47%
Fine Needle Biopsy[4] (individuals with suspicious lung nodules)	90%	75%
Core Needle Biopsy[4] (individuals with suspicious lung nodules)	89%	89%

FDG=fluorodeoxyglucose; ;PET=positron emission tomography.

1. M. Lemieux, et al., Detection of early-stage cancer in sputum using automated flow cytometry and machine learning, Respiratory Research, Jan 2023.
2. Deppen et al., Accuracy of FDG-PET to diagnose lung cancer in areas with infectious lung disease: A meta-analysis, JAMA, 2014. 3. Silvestri et al. A Bronchial Genomic Classifier for the Diagnostic Evaluation of Lung Cancer, New England Journal of Medicine, 2015. 4. Yao et al, Fine-needle aspiration biopsy versus core-needle biopsy in diagnosing lung cancer: a systemic review, Current Oncology, 2012

bioAffinity TECHNOLOGIES

CyPath Lung

Physician-Focused, Patient-Friendly, Reimbursed by Insurance

@ Clinic	@ Home	@ Laboratory	@ Clinic



How to Order CyPath® Lung?
Get More Information

Physician orders **CyPath® Lung** test to ship to patient or deliver in clinic



GET READY

Patient videos, instructions, personal coach assist with 3-day collection **at home**

ships overnight



AI-driven automated data analysis of flow cytometry data



Physician receives results within **3 days** after lab receives sample

Actionable Results = Greater Confidence in Patient Care

AI=artificial intelligence.

bioAffinity TECHNOLOGIES

Interpreting the CyPath Lung Report

Scale reflects probability of cancer

Reference Range:
>0.00 & <0.50 Unlikely
≥0.50 & < 1.00 Likely


PRECISION PATHOLOGY LABORATORY

CyPath Lung

Patient: DOE, JANE	**Collection Date:** 01/08/2026	**Facility:** Precision Pathology Laboratory Services - Nacogdoches
DOB / Age / Sex: 01/06/1955 , 71 , Female	**Received Date:** 01/09/2026	**Client ID Number:** PPS
Accession Number: 10460303	**Report Date:**	**Ordering Physician:** Roby Joyce, MD
Result ID: CY26-000035	**ICD 10 Codes:**	**Copies To:**
	CPT Codes:	

Results Interpretation: LIKELY malignancy in the lung

Note: This test does not differentiate between primary or metastatic cancer in the lung.

0.01 0.25 0.5 0.75 1.0

Patient Sample Result Value is 0.73

Reference Range:
≥0.00 and ≤0.50 Unlikely
>0.50 and ≤1.00 Likely

Sample Adequate: YES

Number of Alveolar Macrophages per 10,000: 88.18

Absolute Number of Cells for Analysis: 97981

Signed By: Vibha Bhasin, MD

bioAffinity TECHNOLOGIES

CyPath Lung

Significant Healthcare Savings

2024 study[1] authored by pulmonologists practicing at Audie L. Murphy Memorial VA Hospital and Brooke Army Medical Center evaluated CyPath® Lung's potential economic impact if added to the standard of care in 2022



Conclusion: Significant savings to individual patients and the overall healthcare system

$2,733 per Medicare patient for estimated annual savings of **~$370 million** to the healthcare system[1]

$6,460 per patient covered by commercial insurance for estimated annual savings of **~$895 million** to the healthcare system[1]

VA=US Department of Veterans Affairs.

1. Morris, M., Habib, S., Do Valle, M., & Schneider, J.; Economic Evaluation of a Novel Lung Cancer Diagnostic in a Population of Patients with a Positive Low-Dose Computed Tomography Result (2024)(Accepted for Publication, Journal of Health Economics and Outcomes)

bioAffinity TECHNOLOGIES

How the CyPath Lung Test Works

Flow cytometry interrogates the lung microenvironment

- Sputum samples are processed into a single-cell suspension and labelled before data acquisition with antibodies, reagents, labeling agents and TCPP, a synthetic porphyrin taken up by cancer and cancer-related cells

Proprietary AI-driven platform analyzes sample for cancer

- Automated analysis identifies cell populations of interest and eliminates debris, dead cells, and cell aggregates to distinguish between likely cancer and benign conditions

Quality control assures the sample is from the lungs

- Fluorescent antibody specifically identifies lung macrophages to ensure the sample comes from the lungs

AI-driven analysis takes only minutes to identify lung cancer

- Analysis developed by machine learning detects cell populations indicative of lung cancer

TCPP=tetra (4-carboxylphenyl) porphyrin.

bioAffinity TECHNOLOGIES

CyPath Lung Market Opportunity

The U.S. Market for CyPath® Lung is poised for significant growth

10%
2030 Market Share = $470 MM



Projected increase in indeterminate pulmonary nodules (IPN) requiring follow-up*
Estimated number of IPN
5,000,000
4,000,000
3,000,000
2,000,000
2.9 MM
3.2 MM
3.6 MM
3.9 MM
4.3 MM
4.7 MM
2025
2026
2027
2028
2029
2030

- The total number of indeterminate pulmonary nodules detected by lung cancer screening and incidentally by imaging for other conditions is projected to increase by 62% from 2.9 MM in 2025 to 4.7 MM in 2030*

*Projection assumes 10% compound annual growth for the 2024-2030 period based on 1) utilization of LCS increasing from 18.1% in 2023 to close to 50% by 2030 due to growing adoption and awareness with improved access, and 2) improved ability to detect IPN in CT and x-ray through greater adherence to guideline recommendations and use of AI.

CyPath Lung Market Opportunity

CyPath® Lung Use for Surveillance of Lung Cancer Recurrence

10% 2030 Market Share = $7.76 MM



Projected increase in Lung Cancer Survivors*
Number of Patients
900,000
850,000
800,000
750,000
700,000
650,000
600,000
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
680,450
699,563
718676
737,789
756,902
776,015
795,128
814,241
833,354
852,467
871,580

- The total number of people living with lung cancer is projected to increase by 28% from 680,450 survivors in 2025 to 871,580 in 2035*

*Wagel, et al. *Cancer treatment and survivorship statistics, 2025* CA Cancer J Clin. 2025 Sep 13;75(6):683.

bioAffinity TECHNOLOGIES

A Solid Foundation for Growth
Revenue Milestones Achieved in 2025

- 100% increase in CyPath® Lung year-over-year revenue and units sold[1]
- Published multiple case studies and physician testimonials on the human impact of CyPath® Lung
- Entered major VA medical centers with lung nodule programs
- Phased field expansion in strategic regional markets in Northeast and Southern US
- Expanded indications for use of CyPath® Lung for surveillance after treatment and detection of metastatic cancer to the lung

Jan '25 — Dec '25

VA=US Department of Veterans Affairs.

1. Revenue growth figures are preliminary, unaudited, and subject to change.

Longitudinal Clinical Trial Launches in 2026

- Longitudinal study supports inclusion of CyPath® Lung as part of the standard of care for pulmonary nodules
- Clinical study will evaluate CyPath® Lung performance to support risk stratification, clinical decision-making, detection and survivor surveillance
- 2000-patient longitudinal clinical trial with up to 20 collection sites including more than a dozen VA and military medical centers are qualified and ready
- Patient enrollment set to begin Q1 2026



VA=US Department of Veterans Affairs.

bioAffinity TECHNOLOGIES

Building on a successful diagnostic platform

Next in our pipeline: companion diagnostics for asthma and COPD

CyPath Lung


92%
Sensitivity
87%
Specificity



Quantifying lung inflammation for improved therapy

Precision diagnostics match patients to effective treatments and monitor their effectiveness

- Companion diagnostic test panel offers a 'scorecard' for lung inflammation
- Test indication expanded to support identification of patients best suited for specific therapies
- An estimated 23 million adults in the US[1] and 27 million people in the European Union[2] have been diagnosed with **asthma** and an estimated 14.2 million US adults have chronic obstructive pulmonary disease (**COPD**)[3]
- The global market for asthma and COPD therapeutics is estimated at $26 billion[4]

1. Asthma and Allergy Foundation of America; accessed 2.17.2025; http://bit.ly/3X7edil
2. Eurostat, Weckler H. et al. *World Allergy Organ. J.* 2023, 16(8) PMID: 37564904CDC
3. CDC Morbidity and Mortality Weekly Report (MMWR) 2023, 72(46), 1250-1256
4. https://www.grandviewresearch.com/industry-analysis/asthma-therapeutics-market;

bioAffinity TECHNOLOGIES

Management— Innovative, Experienced, Dedicated



Maria Zannes, JD
Founder, CEO & President

30+ years C-suite executive in medical and engineering fields building high-performing corporate teams who build shareholder value



Michael Edwards, MBA, CPA
CFO

30+ years in corporate finance including CFO at CytoBioscience and OncoVista Innovative Therapies



Gordon Downie, MD, PhD
Chief Medical Officer

30+ years in pulmonary medicine, clinical research, medical innovation, and interventional pulmonology; 30 peer-reviewed publications, worked extensively in both academic medicine and private practice.



William Bauta, PhD
Chief Science Officer

30+ years directing R&D of multiple drugs and diagnostics for oncology, neuroscience, and immunology at big pharma including Ilex and Genzyme



Xavier Reveles, MS, CG(ASCP)CM
Chief Operating Officer

25+ years experience creating, building and managing CAP/CLIA labs and creating and commercializing LDTs; clinical cytogeneticist

Medical and Scientific Advisory Board



Neil Alexis, PhD
Principal Investigator, UNC School of Medicine; Environmental Medicine, Asthma & Lung Biology



Sandeep Bansal, MD, FCCP
Medical Director, The Lung Center and Interventional Pulmonology at Penn Highlands Healthcare



J. Scott Ferguson, MD
Professor of Medicine and Director of Interventional Pulmonology, University of Wisconsin School of Medicine and Public Health



Sheila Habib, MD
Director of Pulmonary Lung Nodule Clinic and the Lung Cancer Screening Program, South Texas VA



David Hill, MD
Chairman of the Board, American Lung Association; Assistant Professor, Yale School of Medicine



David Ost, MD, MPH
Chief of Pulmonary, Critical Care, and Sleep Medicine, University of Texas MD Anderson Cancer Center



Daniel Sterman, MD
Professor of Medicine and Chief of the Division of Pulmonary, Critical Care, and Sleep Medicine, NYU Langone Health

bioAffinity TECHNOLOGIES

Board of Directors

Decades of Successful Leadership from Start-Ups to Global Corporations



Steve Girgenti, Executive Chairman
Founded leading global healthcare marketing firm Healthworld with 32 offices worldwide; NASDAQ's 1999 "Entrepreneur of the Year"



Peter Knight, Director
Founding Partner of Generation Investment Mgmt. with >$18B AUM; Campaign Manager for President Clinton's '96 re-election campaign



John Oppenheimer, MD, Director
Clinical Professor of Medicine and Director of Clinical Research. Leading authority on asthma and COPD, participated in 180+ clinical trials, authored 260+ publications, and contributed to numerous national clinical guidelines.



Jamie Platt, PhD , Director
20+ years of diagnostic expertise, led successful M&A exits for two diagnostic companies totalling $1 Billion; Managing Director, CEO of Pictor Ltd.; Founder, CEO of BRIDGenomics



Roberto (Bobby) Rios, CPA, Director
40+ years of senior financial leadership in biotechnology, medical devices, and large-scale construction. Former CFO and board member for ILEX Oncology, BioMedical Enterprises, and Bartlett Cocke General Contractors,



Roby Joyce, MD, Director
Precision Pathology founder and Medical Director; board-certified in pathology, neurology; former chief of staff at Methodist Healthcare System; Colonel, US Army, ret.



Robert Anderson, Director
50+ years in healthcare executive positions at CIBA Pharmaceuticals, Becton Dickinson, Pfizer, Parke-Davis Division of Warner-Lambert, and Schering Plough



Maria Zannes, JD, Director, CEO
BIAF founder; former President of The Energy Recovery Council, The Zannes Firm, Senior Executive at ECOS Corp.

bioAffinity TECHNOLOGIES

bioAffinity TECHNOLOGIES

NASDAQ: BIAF / BIAFW

Contact:

Maria Zannes
President & CEO
mz@bioaffinitytech.com
505-400-9747

bioAffinity Technologies, Inc.
3300 Nacogdoches Road
Suite 216
San Antonio, TX 78217